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Scudder Worldwide 2004 Fund

Semiannual Report

January 31, 2003

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Account Management Resources

<Click Here> Privacy Statement

	Nasdaq Symbol	CUSIP Number
Scudder Worldwide 2004 Fund	KWIVX	81123E-606

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary January 31, 2003

Average Annual Total Returns (Unadjusted for Sales Charge)
	6-Month	1-Year	3-Year	5-Year	Life of Fund*
Scudder Worldwide 2004 Fund	-.63%	1.60%	-1.54%	2.58%	6.14%
MSCI EAFE + Canada Index+	-8.53%	-14.67%	-16.26%	-4.28%	.29%
Lehman Brothers Government/Corporate Bond Index++	6.24%	10.22%	10.46%	7.32%	8.05%

Sources: Lipper, Inc. and Deutsche Asset Management

Net Asset Value and Distribution Information
Net Asset Value: 1/31/03	$ 7.77
7/31/02	$ 8.23
Distribution Information: Six Months: Income Dividends	$ .41

Lipper Rankings - Balanced Target Maturity Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	4	of	9	40
3-Year	6	of	9	60
5-Year	7	of	9	70

Rankings are historical and do not guarantee future results. Rankings are based on total returns unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment(a) (Adjusted for Sales Charge)
[] Scudder Worldwide 2004 Fund [] MSCI EAFE + Canada Index+ [] Lehman Brothers Government/Corporate Bond Index++

Yearly periods ended January 31

Comparative Results (Adjusted for Sales Charge)
		1-Year	3-Year	5-Year	Life of Fund*
Scudder Worldwide 2004 Fund	Growth of $10,000	$9,652	$9,068	$10,791	$16,006
	Average annual total return	-3.48%	-3.21%	1.53%	5.52%
MSCI EAFE + Canada Index+	Growth of $10,000	$8,533	$5,872	$8,036	$10,255
	Average annual total return	-14.67%	-16.26%	-4.28%	.29%
Lehman Brothers Government/ Corporate Bond Index++	Growth of $10,000	$11,022	$13,479	$14,234	$19,562
	Average annual total return	10.22%	10.46%	7.32%	8.05%

The growth of $10,000 is cumulative.

* The Fund commenced operations on May 3, 1994. Index returns begin May 31, 1994.
a The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.0%. This results in a net initial investment of $9,500.
+ The MSCI EAFE + Canada Index (Morgan Stanley Capital International Europe, Australasia, Far East and Canada Index) is an unmanaged index generally accepted as a benchmark for major overseas markets.
++ The Lehman Brothers Government/Corporate Bond Index is an unmanaged index comprising intermediate- and long-term government and investment-grade corporate debt securities.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries).

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

Overall, we believe we should start to see single-digit returns for international equity markets in 2003 - thanks, in part, to modest profit growth and attractive valuations. However, our optimism is tempered by tension in the Middle East and its potential impact on oil. Region-by-region details follow.

United States

For the past few years, economic activity has been restrained by the unwinding of the late-1990s boom. We may now be on track for a recovery. We expect the US economy to strengthen gradually throughout 2003 aided by further fiscal stimulus, although geopolitical uncertainty remains a risk. For an improvement in the equity markets, we need to see corporate profits increase and an easing of geopolitical uncertainty which should help to spur consumer spending. The bond markets also seem relatively stable for now. Previous cycles suggest that they only start to sell off when the US Federal Reserve raises interest rates, which we do not expect in the near term. Of course, past performance is no guarantee of future results.

Europe (excluding the United Kingdom)

Europe is embroiled in a series of economic difficulties. Overall growth is likely to be barely 1% next year, which would be the weakest year of economic growth since the recession in 1993. This deterioration in economic conditions means pressure on profits, especially given the region's inflexibility when it comes to making necessary business changes, and given the strength of the euro, which damages competitiveness of imports into the United States.

United Kingdom

The UK stock market stands to gain ground. Profits are improving. Additionally, UK stocks, in general, have been offering high dividends relative to other countries' stocks. We expect that after years of negative returns from equities, investors in the United Kingdom and worldwide are likely to choose the likelihood of a dividend payment in the United Kingdom over the uncertainty of a capital appreciation elsewhere. We believe that the UK market should thus benefit from inflows, and stock prices should increase.

Japan

Four months of decline in industrial production confirms that Japan is in the midst of an economic slowdown - and ruling party elections later this year suggest little prospect for further reform. We think the economic slowdown and geopolitical risks weigh heavily on the outlook for the country.

Pacific Basin

There are many risks to investing in this region. For example, we have concerns about consumer debt levels and corporate governance in Korea, and see government unable to control the fiscal deficit in Hong Kong. However, the overall region remains attractive from a structural perspective given current account surpluses and its exposure to China. We believe that Australian assets, in particular, offer the potential for relatively high yields across the board.

Latin America

Inflation in Latin America is beginning to re-emerge after a period of relative stability, particularly in Brazil. That country's International Monetary Fund (IMF) package this year has helped to assuage investor concerns and stabilize its currency. That said, President Lula still needs to produce a reform package.

In conclusion

As you can see, the international economic outlook varies by region and even by country. How do you know which market will perform well in advance so you can be invested in the right place at the right time? You don't, and we don't recommend trying to time the market in this way. It's seldom a successful investing strategy. If you're considering investing in region- or country-specific funds, we recommend that you avoid putting all of your eggs in one basket. We suggest having core international exposure through global or international funds, then use region- or country-specific funds to add more exposure to an area or country you believe has good long-term potential.

Deutsche Asset Management

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Asset Management as of February 15, 2003, and may not actually come to pass.

Past performance is no guarantee of future results.

Special risk considerations, such as political and economic instability, which are often accentuated in emerging markets, are associated with international investments.

Portfolio Management Review

The semiannual period for Scudder Worldwide 2004 Fund is a snapshot of one of the longest, most volatile and most pronounced downturns in global market history. In the following interview, the portfolio management team discusses the fund's strategy and performance during the challenging semiannual period.

Q: Will you describe the global market environment for the period under review?

A: The three-year bear market we are currently in represents a profound change in the investment landscape. Historically, a consumer slowdown rather than an investment bust has been the underlying cause of a postwar economic recession and stock market correction. For the most part, the consumer has remained resilient during these current trying times.

Root causes aside, the market was indeed volatile throughout the period. For example, the positive 2002 fourth quarter was driven by better-than-expected corporate news when third-quarter earnings results surpassed expectations. However, these expectations had been significantly reduced during the previous months. During October, economic news remained weak, but in the succeeding months, it showed some signs of improvement. Following such an appalling third quarter, in the fourth quarter, equity markets appeared to be willing to hope that the worst was over. In January, however, markets were once again weak, as uncertainty surrounding a risk of war with Iraq reached fever pitch. Prolonged uncertainty is never good for markets, but it is particularly bad when it concerns something as serious as war.

Europe suffered along with other global markets during the period, even though the euro rallied 9.96% against the dollar during the six months. It is not, however, the strength of European economies that caused the currency to rally; the euro continued to benefit from dollar weakness. Indeed, the currency rally is detrimental to the outlook for European exports and the macroeconomy. The strengthening euro has the effect of tightening monetary policy further, and the need for the European Central Bank (ECB) to lower rates is becoming critical, as the rally in the currency has all but done away with the 50-basis-point cut in December. Concerns remain about the structural rigidities and potential deflation within Germany and the slow reform process, especially in light of the poor performance of the ruling party in the recent elections.

Japan continues to be an area of concern and uncertainty. It appears that the economy has already begun to falter and that exports peaked in the July-September quarter. In the absence of this engine to growth, structural factors are expected to drag down domestic demand. We remain circumspect toward our Japanese investments, and much of our exposure is concentrated in companies that are competitive on a global basis.

Q: What was the fund's performance against this backdrop?

A: Our benchmark is a 60/40 combination of two unmanaged indices, the Lehman Brothers Government/Corporate Bond Index and the Morgan Stanley Capital International (MSCI) EAFE+Canada Index, respectively. The Lehman Brothers Government/Corporate Bond Index is composed of US Government Treasury and Agency securities, and corporate Yankee bonds. The MSCI EAFE+Canada Index is a capitalization-weighted measure of stock markets in Europe, Australasia, the Far East and Canada. In both cases, index returns assume reinvested dividends and capital gains and do not reflect fees or expenses. Investors cannot directly invest in an index. These indices returned 6.24% and -8.53%, respectively, and the combined 60/40 benchmark was essentially flat at 0.33% for the six-month period ended January 31, 2003. Scudder Worldwide 2004 Fund slightly underperformed, declining 0.63% (unadjusted for sales charges) for the same period.

The bond portion of the portfolio, which has historically helped keep the fund more buoyant in markets such as these, actually was the primary detractor from performance compared with the combined benchmark during the six-month period. The bond portion of the portfolio is primarily US Treasuries, while the bond benchmark contains both Treasuries and corporates. Corporates inched ahead of Treasuries during the period as investors' risk appetite in the bond arena temporarily increased slightly.

With respect to the equity portion of the portfolio, the fund's underweight position in financials helped limit losses, as that sector has been hard hit by the market downturn. In particular, the fund continued to benefit from an underweight in UK financials. The banks have been weak in the face of ongoing concerns about the stability of the UK consumer and the robustness of the housing market, while the insurance companies remain stressed by declining equity returns. Indeed, toward the end of the period, the UK insurance regulator relaxed the solvency rules in an effort to minimize the forced selling of equities. The fund's only exposure here remains to Royal Bank of Scotland Group, which benefited from its reduced proportional exposure to mortgages as well as its stronger asset quality compared with many of its competitors. We took advantage of the recent price weakness in financial companies such as Royal Bank of Scotland Group to increase our position.

The story was similar in Continental Europe, and we again benefited from our exposure to some of the most defensive names, such as Banco Popular Espanol and BNP Paribas. UBS was weak during the period, but we took advantage of this to add to the position. The company's current valuation remains attractive, and margins have begun to stabilize following earlier cost-cutting initiatives. We also benefited from strong stock selection within the sector through our position in Nomura Holdings. Nomura is Japan's largest securities firm, and the stock rose after the company announced a significant increase in net income. The company performed well as it retreated from international markets, thereby cutting costs significantly. It focused instead on its local bond markets, where a rally has seen yields drop to a record 0.75%. The company was also able to capitalize on the strong demand from the Japanese for international bonds and sold 10% more than in the previous period on a year-by-year basis.

Stock selection also remained effective within the telecommunications sector as we continued to benefit from our positions in Vodafone Group and Telefonica, as well as from improved performance from Orange and Telstra. The sector on the whole remained strong, as earnings have continued to be revised upward in light of its ongoing cost and debt reductions. While the sector remains cheap, we took some profits in Vodafone Group. Vodafone Group continues to benefit from increased subscriber growth and large market share in its home market as well as in Continental Europe. Telstra performed well due to its strong balance sheet, high yield and stronger domestic currency.

Q: What is your outlook and strategy for the months ahead?

A: The year 2003 has not started well. The markets are waiting for a decision on the conflict in the Middle East. Investors remain concerned as to whether any conflict will be short or long and what it could cost the United States, and therefore the value of the dollar, as the deficit will increase. Any conflict will also increase the risk of a patchy economic recovery and ensure that stock market volatility remains a feature going forward.

Monetary policy is still tilted toward lower rates in the United States and Euroland, and valuations remain attractive, helped by the low-interest-rate environment. The United Kingdom recently cut rates, and while the ECB remains on hold, it is hoped rates will also fall there. Given few strong macroeconomic drivers, we believe that stock selection within the equity portion of the portfolio will remain paramount.

In this more cautious market, investors have a renewed preference for dividend-yielding stocks. Many companies within our universe are focusing on returning cash to shareholders. We believe that this dividend yield along with cheap valuations will offer support to share prices in the face of continued uncertainty. We also believe that the dollar will probably rally at some stage but will remain on a gradual weakening trend. As valuation levels remain attractive, we hope also for some capital appreciation in 2003.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary January 31, 2003

Asset Allocation	1/31/03	7/31/02

US Government Obligations	79%	77%
Common Stocks	17%	23%
Cash Equivalents	4%	-
	100%	100%

Geographical Diversification*	1/31/03	7/31/02

United Kingdom	28%	24%
Japan	18%	21%
France	14%	17%
Switzerland	12%	10%
Germany	6%	4%
Netherlands	5%	5%
Italy	4%	4%
Korea	4%	3%
Spain	3%	4%
Other	6%	8%
	100%	100%

Sector Diversification*	1/31/03	7/31/02

Financials	23%	20%
Health Care	12%	11%
Consumer Discretionary	12%	16%
Energy	11%	12%
Telecommunication Services	10%	7%
Industrials	9%	11%
Consumer Staples	9%	7%
Information Technology	6%	5%
Materials	4%	7%
Other	4%	4%
	100%	100%

Asset allocation, geographical and sector diversification are subject to change.

* Excludes Cash Equivalents and US Government Obligations.

Ten Largest Equity Holdings at January 31, 2003 (5.2% of Portfolio)
1. Vodafone Group PLC Provider of mobile telecommunication services	United Kingdom	0.7%
2. Total Fina ELF SA Explorer, refiner, and transporter of oil and natural gas	France	0.6%
3. Nestle SA Producer and seller of food products	Switzerland	0.6%
4. Royal Bank of Scotland Group PLC Provider of wide range of financial services	United Kingdom	0.6%
5. BP PLC Explorer and producer of oil and natural gas	United Kingdom	0.5%
6. GlaxoSmithKline PLC Developer of vaccines and health-related consumer products	United Kingdom	0.5%
7. HSBC Holdings PLC Provider of international banking and financial services	United Kingdom	0.5%
8. Samsung Electronics Co., Ltd. Manufacturer of electronic parts	Korea	0.4%
9. Shell Transport & Trading Co., PLC Provider of oil and gas	United Kingdom	0.4%
10. AstraZeneca PLC Manufacturer of pharmaceutical and agrochemical products	United Kingdom	0.4%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 15. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of January 31, 2003 (Unaudited)

	Shares	Value ($)

Common Stocks 17.3%
Australia 0.1%
Telstra Corp., Ltd.	8,700	22,951
Brazil 0.1%
Companhia Vale do Rio Doce (ADR)	600	16,590
Canada 0.1%
Royal Bank of Canada	320	11,632
Denmark 0.1%
Group 4 Falck AS	698	13,881
Finland 0.4%
Nokia Oyj (ADR)	2,112	30,392
Nokia Oyj	1,300	18,292
Stora Enso Oyj "R"	2,120	20,024
		68,708
France 2.4%
Autoroutes du Sud de la France*	1,165	29,715
Aventis SA	878	44,656
Axa	900	11,057
BNP Paribas SA	1,414	55,931
Dassault Systemes SA	46	1,022
Groupe Danone	414	52,196
Orange SA*	3,100	25,078
Sanofi-Synthelabo SA	249	13,031
Schneider Electric SA	1,054	46,102
Suez SA	500	9,811
Total Fina Elf SA	794	107,281
		395,880
Germany 0.9%
Bayer AG	489	8,627
Deutsche Boerse AG	624	23,172
Deutsche Telekom AG (Registered)	3,470	43,562
E.ON AG	970	43,722
Siemens AG	800	32,703
		151,786
Italy 0.7%
Eni SpA	4,080	61,842
Telecom Italia SpA	4,200	31,853
UniCredito Italiano SpA	5,800	20,902
		114,597
Japan 3.1%
Asahi Glass Co., Ltd.	2,000	11,674
Bridgestone Corp.	2,000	22,198
Canon, Inc.	1,000	34,940
Fuji Photo Film Co., Ltd.	1,000	30,103
Honda Motor Co., Ltd.	700	23,291
Kao Corp.	1,000	20,389
Mitsubishi Corp.	7,000	44,947
Mitsui & Co., Ltd.	6,000	29,520
Mitsui Fudosan Co., Ltd.	4,000	25,717
Nippon Telegraph & Telephone Corp.	4	13,409
Nissan Motor Co., Ltd.	3,000	22,840
Nomura Holdings, Inc.	4,000	48,065
Sharp Corp.	3,000	29,270
Sony Corp.	1,500	58,914
Sumitomo Mitsui Financial Group, Inc.*	8	24,550
Takeda Chemical Industries Ltd.	1,000	38,025
Toyota Motor Corp.	1,300	30,950
		508,802
Korea 0.6%
Kookmin Bank	1,011	34,742
Samsung Electronics Co., Ltd.	280	70,120
		104,862
Mexico 0.2%
Grupo Financiero BBVA Bancomer SA de CV "B"*	34,700	26,544
Netherlands 0.9%
ABN AMRO Holding NV	872	13,602
ASML Holding NV*	1,300	10,139
DSM NV	400	17,341
ING Groep NV	1,800	27,361
Koninklijke (Royal) Philips Electronics NV	1,700	28,895
Reed Elsevier NV	1,900	20,889
TPG NV	910	13,813
VNU NV	1,000	26,108
		158,148
Spain 0.5%
Banco Popular Espanol SA	400	16,351
Industria de Diseno Textil SA	800	19,088
Telefonica SA*	4,778	46,157
Telefonica SA (Right)*	4,778	925
		82,521
Sweden 0.1%
Sandvik AB	400	8,284
Securitas AB "B"	700	7,819
		16,103
Switzerland 2.1%
Adecco SA (Registered)	295	9,361
Nestle SA (Registered)	496	103,235
Novartis AG (Registered)	1,641	60,132
Roche Holding AG	640	44,019
Swiss Re (Registered)	997	60,390
Syngenta AG	374	22,613
UBS AG (Registered)*	1,358	58,769
		358,519
Taiwan 0.1%
Taiwan Semiconductor Manufacturing Co.	2,116	14,177
United Kingdom 4.9%
Anglo American PLC	2,051	28,053
AstraZeneca PLC	1,941	65,691
BAA PLC	3,267	24,158
Barclays PLC	3,730	21,516
BP PLC	14,159	89,077
British Sky Broadcasting Group PLC*	2,192	21,389
Diageo PLC	2,100	21,477
GlaxoSmithKline PLC	4,246	79,997
HSBC Holdings PLC	7,356	76,443
Lloyds TSB Group PLC	3,300	20,598
National Grid Transco PLC	3,195	20,890
Royal Bank of Scotland Group PLC	4,328	95,441
Scottish & Southern Energy PLC	3,485	34,838
Shell Transport & Trading Co., PLC	11,244	68,331
Tesco PLC	14,185	38,663
Vodafone Group PLC	62,051	111,387
		817,949
Total Common Stocks (Cost $3,054,778)		2,883,650
Warrants 0.0%
France
Cap Gemini SA* (Cost $1,017)	444	5

Preferred Stocks 0.2%
Germany
Henkel KGaA (Cost $31,213)	480	28,658

	Principal Amount ($)	Value ($)

US Government Obligations 78.4%
United States
US Treasury Separate Trading Registered Interest and Principal Securities:
2.009%**, 11/15/2004	750,000	723,594
1.627%**, 11/15/2004	12,700,000	12,335,421
Total US Government Obligations (Cost $11,682,068)		13,059,015

	Shares	Value ($)

Cash Equivalents 4.1%
Scudder Cash Management QP Trust, 1.36% (b) (Cost $687,067)	687,067	687,067
Total Investment Portfolio - 100.0% (Cost $15,456,143) (a)		16,658,395

* Non-income producing security.
** Bond equivalent yield to maturity; not a coupon rate.
(a) The cost for federal income tax purposes was $15,482,605. At January 31, 2003, net unrealized appreciation for all securities based on tax cost was $1,175,790. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,470,968 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $295,178.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of January 31, 2003 (Unaudited)
Assets
Investments in securities, at value (cost $15,456,143)	$ 16,658,395
Foreign currency, at value (cost $165,488)	164,549
Receivable for investments sold	73,566
Dividends receivable	2,285
Interest receivable	996
Foreign taxes recoverable	16,815
Total assets	16,916,606
Liabilities
Payable for investments purchased	73,276
Payable for Fund shares redeemed	17,851
Accrued management fee	9,365
Other accrued expenses and payables	13,883
Total liabilities	114,375
Net assets, at value	$ 16,802,231
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(65,915)
Net unrealized appreciation (depreciation) on: Investments	1,202,252
Foreign currency related transactions	1,407
Accumulated net realized gain (loss)	(2,350,139)
Paid-in capital	18,014,626
Net assets, at value	$ 16,802,231
Net Asset Value
Net Asset Value and redemption price per share ($16,802,231 / 2,162,308 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.77

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended January 31, 2003 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $2,406)	$ 19,642
Interest	479,218
Total Income	498,860
Expenses: Management fee	52,629
Administrative fee	32,893
Distribution service fees	21,518
Trustees' fees and expenses	5,781
Other	1,363
Total expenses	114,184
Net investment income (loss)	384,676
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(370,077)
Foreign currency related transactions	36,442
(333,635)
Net unrealized appreciation (depreciation) during the period on: Investments	(127,911)
Foreign currency related transactions	(34,897)
(162,808)
Net gain (loss) on investment transactions	(496,443)
Net increase (decrease) in net assets resulting from operations	$ (111,767)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended January 31, 2003 (Unaudited)	Year Ended July 31, 2002
Operations: Net investment income (loss)	$ 384,676	$ 800,999
Net realized gain (loss) on investment transactions	(333,635)	(979,126)
Net unrealized appreciation (depreciation) on investment transactions during the period	(162,808)	150,347
Net increase (decrease) in net assets resulting from operations	(111,767)	(27,780)
Distributions to shareholders from: Net investment income	(855,845)	(720,174)
Fund share transactions:
Reinvestment of distributions	805,392	678,643
Cost of shares redeemed	(1,059,698)	(2,226,576)
Net increase (decrease) in net assets from Fund share transactions	(254,306)	(1,547,933)
Increase (decrease) in net assets	(1,221,918)	(2,295,887)
Net assets at beginning of period	18,024,149	20,320,036
Net assets at end of period (including accumulated distributions in excess of net investment income and undistributed net investment income of $65,915 and $405,254, respectively)	$ 16,802,231	$ 18,024,149
Other Information
Shares outstanding at beginning of period	2,190,020	2,375,876
Shares issued to shareholders in reinvestment of distributions	103,255	83,991
Shares redeemed	(130,967)	(269,847)
Net increase (decrease) in Fund shares	(27,712)	(185,856)
Shares outstanding at end of period	2,162,308	2,190,020

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended July 31,	2003[a]	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 8.23	$ 8.55	$ 10.19	$ 10.32	$ 11.77	$ 11.60
Income (loss) from investment operations: Net investment income	.18[b]	.34[b]	.30[b]	.36[b]	.35[b]	.42
Net realized and unrealized gain (loss) on investment transactions	(.23)	(.35)	(.65)	.67	(.22)	.77
Total from investment operations	(.05)	(.01)	(.35)	1.03	.13	1.19
Less distributions from: Net investment income	(.41)	(.31)	(.34)	(.39)	(.42)	(.49)
Net realized gains on investment transactions	-	-	(.95)	(.77)	(1.16)	(.53)
Total distributions	(.41)	(.31)	(1.29)	(1.16)	(1.58)	(1.02)
Net asset value, end of period	$ 7.77	$ 8.23	$ 8.55	$ 10.19	$ 10.32	$ 11.77
Total Return (%)[c]	(.63)**	(.05)	(3.90)	9.88	1.12	11.17
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	17	18	20	24	28	33
Ratio of expenses before expense reductions (%)	1.30*	1.29	1.72[d]	1.46	1.30	1.19
Ratio of expenses after expense reductions (%)	1.30*	1.29	1.71[d]	1.45	1.30	1.19
Ratio of net investment income (loss) (%)	4.39*	4.15	3.22	3.49	3.28	3.49
Portfolio turnover rate (%)	21*	27	28	31	62	27
[a] For the six months ended January 31, 2003 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.67% and 1.67%, respectively.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Worldwide 2004 Fund (the "Fund") is a diversified series of Scudder Target Equity Fund (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The objective of the Fund is to provide a guaranteed return of investment on the Maturity Date (November 15, 2004) to investors who reinvest all dividends and hold their shares to the Maturity Date, and to provide a total return, a combination of capital growth and income.

The assurance that investors who reinvest all dividends and hold their shares until the Maturity Date will receive at least their original investment on the Maturity Date is provided by the principal amount of the zero coupon US Treasury obligations in the Fund's portfolio. This assurance is further backed by an agreement entered into by Deutsche Investment Management Americas Inc., ("DeIM" or the "Advisor"), the Fund's investment manager. Fund shares were sold during limited offering periods, and are redeemable on a continuous basis.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investments companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value, as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At July 31, 2002 the Fund had a net tax basis capital loss carryforward of approximately $1,410,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until July 31, 2010, the expiration date, whichever occurs first. In addition, from November 1, 2001 through July 31, 2002, the Fund incurred approximately $570,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended July 31, 2003.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At July 31, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income	$ 412,975
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (1,410,000)
Unrealized appreciation (depreciation) on investments	$ 1,293,431

In addition, during the year ended July 31, 2002 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from ordinary income	$ 720,174

For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are accreted/amortized for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended January 31, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $1,766,075 and $3,402,032, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.60% of average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative service fee (the "Administrative Fee") of 0.375% of average daily net assets, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for the shares of the Fund. In addition, other service providers, not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the six months ended January 31, 2003, the Administrative Fee aggregated $32,893, of which $6,117 is unpaid at January 31, 2003.

The Administrative Agreement between the Advisor and the Fund will terminate effective September 30, 2003. Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the Fund's operating expenses at 1.20% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees).

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12-b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, provides information and administrative services ("Service Fee") to shareholders at an annual rate of up to 0.25% of average daily net assets. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended January 31, 2003 the Service Fee was $21,518, of which $3,587 is unpaid at January 31, 2003.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), formerly Zurich Scudder Cash Management QP Trust, and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the six months ended January 31, 2003, totaled $3,366 and are reflected as interest income on the Statement of Operations.

D. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Account Management Resources

Legal Counsel

Vedder, Price, Kaufman & Kammholz

222 North LaSalle Street Chicago, IL 60601
Shareholder Service Agent and Transfer Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121 (800) 294-4366
Custodian

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Privacy Statement

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

July 2002

Notes

Notes